UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 29, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) 2301 Market Street P.O. Box 8699 Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

001-01910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210
(a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201-3708 (410) 234-5000

001-31403	PEPCO HOLDINGS LLC	52-2297449
(a Delaware limited liability company) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 29, 2024, Exelon Corporation (Exelon), Commonwealth Edison Company (ComEd), PECO Energy Company (PECO), Baltimore Gas & Electric Company (BGE), Potomac Electric Power Company (Pepco), Delmarva Power & Light Company (DPL) and Atlantic City Electric Company (ACE, and together with Pepco and DPL, the PHI Utilities) executed five amended and restated revolving credit facilities, as described below.
On August 29, 2024, Exelon entered into a five-year amended and restated revolving credit facility with JPMorgan Chase Bank (JPMCB), as Administrative Agent, and various financial institutions. This amended and restated credit facility provides for an aggregate commitment of $900,000,000, which may be drawn down in the form of loans and/or letters of credit. The amended and restated credit facility will be used principally to back up commercial paper issuances at Exelon and requirements for letters of credit.
On August 29, 2024, ComEd entered into a five-year amended and restated revolving credit facility with JPMCB, as Administrative Agent, and various financial institutions. This amended and restated credit facility provides for an aggregate commitment of $1,000,000,000, which may be drawn down in the form of loans and/or letters of credit. The amended and restated credit facility will be used principally to back up commercial paper issuances at ComEd and requirements for letters of credit.
On August 29, 2024, PECO entered into a five-year amended and restated credit facility with JPMCB, as Administrative Agent, and various financial institutions. This amended and restated credit facility provides for an aggregate commitment of $600,000,000, which may be drawn down in the form of loans and/or letters of credit. The amended and restated credit facility will be used principally to back up commercial paper issuances at PECO and requirements for letters of credit.
On August 29, 2024, BGE entered into a five-year amended and restated credit facility with JPMCB, as Administrative Agent, and various financial institutions. This amended and restated credit facility provides for an aggregate commitment of $600,000,000, which may be drawn down in the form of loans and/or letters of credit. The amended and restated credit facility will be used principally to back up commercial paper issuances at BGE and requirements for letters of credit.
On August 29, 2024, the PHI Utilities entered into a five-year amended and restated revolving credit facility with JPMCB, as Administrative Agent, and various financial institutions. This amended and restated credit facility provides for an aggregate commitment of $900,000,000, which may be drawn down in the form of loans and/or letters of credit. The amended and restated credit facility will be used principally to back up commercial paper issuances at PHI Utilities and requirements for letters of credit.
Lending commitments under each amended and restated credit facility will terminate five years after the effective date, unless extended. Each amended and restated credit facility includes provisions for one-year extensions at the option of the borrower and with the consent of the lenders. Each amended and restated revolving credit facility also includes provisions for reductions in the amount of the facility at the option of the borrower and provisions for the limited increase of the lenders’ commitments to lend at the request of the borrower and with the consent of the lenders.
The amended and restated credit facilities include covenants generally similar to covenants in existing bank credit facilities for Exelon, ComEd, PECO, BGE and the PHI Utilities; and maintenance of a consolidated capitalization ratio of 0.675:1.00 for Exelon and 0.65:1.00 for ComEd, PECO, BGE and the PHI Utilities.
The amended and restated credit facilities also include events of default generally similar to events of default in the existing bank credit facilities for Exelon, ComEd, PECO, BGE and the PHI Utilities, including customary events of default for agreements of this type, such as: failure to pay outstanding principal, interest, fees or other amounts due under the credit facilities; cross default to other debt in excess of a specified amount; and the failure to observe or perform covenants.

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.
The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in (1) the Registrants' 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' Second Quarter 2024 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 11, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President and Chief Financial Officer

COMMONWEALTH EDISON COMPANY

/s/ Joshua S. Levin
Joshua S. Levin
Senior Vice President, Chief Financial Officer and Treasurer

PECO ENERGY COMPANY

/s/ Marissa E. Humphrey
Marissa E. Humphrey
Senior Vice President, Chief Financial Officer and Treasurer

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ Michael J. Cloyd
Michael J. Cloyd
Vice President, Chief Financial Officer and Treasurer

PEPCO HOLDINGS LLC

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer

POTOMAC ELECTRIC POWER COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer

DELMARVA POWER & LIGHT COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer

ATLANTIC CITY ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer
August 29, 2024

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)